EXHIBIT 99.1
Credit Suisse First Boston 10th Annual Leveraged Finance Chemical Conference November 16, 2005

Agenda Overview of KRATON Polymers First Nine Months 2005 Performance Recent Developments Questions

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure can be found on our website at www.kraton.com.

Overview of KRATON Polymers

Introduction to KRATON Polymers End Use Applications KRATON Background Inventor and world's leading producer of styrenic block copolymers ("SBCs") Serves a diverse set of end- use applications Sells to over 700 customers in 60 countries Produces over 1,000 products from six plants located around the world

KRATON Polymers

Styrene Block Copolymers (SBCs)

RAW MATERIALS	PRODUCTS	CUSTOMER VALUE	END-USE APPLICATIONS
Styrene	**KRATON D** Unhydrogenated SBC: SBS, SIS	Stretch	Consumer Goods
Butadiene	**KRATON G** Hydrogenated SBC: SEBS, SEPS	Soft-Touch Grip	Personal Hygiene
Isoprene	Isoprene Rubber And Latex	Adhesion	Adhesives
		Strength	Sealants/Coatings
		Durability	Packaging
		Thickening	Paving
			Roofing
			Medical
			Automotive
			Footwear

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The Market Leader KRATON 3.1 Nearest Competitor 1 USBC (KRATON D) Market Share HSBC (KRATON G) Market Share Source: KRATON estimates KRATON 2.7 Nearest Competitor 1

CAPH A&S Asphalt Mod Footwear 0.37 0.34 0.25 0.04 Focus on Highest Value-Added Markets CAPS A&S Asphalt Mod Footwear 0.25 0.23 0.3 0.22 2004 Industry Revenue by End-Use KRATON 2004 Revenue by End-Use Footwear 22% Asphalt Modification 30% Adhesives and Sealants 23% Compounding & Polymer Systems 25% Asphalt Modification 24% Adhesives and Sealants 33% Compounding & Polymer Systems 39% Footwear 4% Source: KRATON estimates

Strong Consistent Growth $MM Sales Revenue Growth 2001 2002 2003 2004 YTD 2005 605 620 690 791 732 $605 $620 $690 $791 $732 CAGR 9.3% 2001 2002 2003 2004 YTD 2005 299 313 324 346 276 299 kT 313 kT 324 kT 346 kT 273 kT Volume Growth kT CAGR 5.0%

The Innovation Leader New products (introduced within the past 5 years) generate >30% of KRATON's revenues Revenue Composition Pipeline of New Products Existing Products <70% New Products > 30 % Polymers for medical applications (i.e. surgical gloves, PVC- replacement) Polymers for packaging films Polymers for high temperature applications (i.e. automotive) Polymers for foaming applications (i.e. automotive, sound) Polymers for fiber applications

North Am Europe Asia Pac % Industry 0.3 0.3 0.4 Global Sales Coverage 2004 Industry Revenues by Region Americas 30% Europe 30% Asia Pacific 40% North Am Europe Asia Pac % Industry 0.48 0.36 0.16 KRATON 2004 Revenue by Region Americas 48% Europe 36% Asia Pacific 16% Rest of world accounts for less than 1% of global revenue Source: KRATON estimates

Global Production Capabilities Six manufacturing facilities and five RD&T centers strategically located near global customers Houston, Texas U.S. Global Headquarters RD&T Center Belpre, Ohio U.S. Manufacturing Facility Amsterdam, Netherlands RD&T Center Pernis, Netherlands Manufacturing Facility Louvain-la-Neuve, Belgium RD&T Center Wesseling, Germany Manufacturing Facility Kashima, Japan RD&T Center Manufacturing Facility Berre, France Manufacturing Facility Paulinia, Brazil RD&T Center Manufacturing Facility

KRATON Strategies Deliver Differentiation Execute with Excellence Fund the Future Generate Growth

KRATON Adjusted EBITDA as % of Sales Deliver Differentiation 2003 2004 2005 3 Qs Future Target 14 8 13 13 14% 8% 13%

Execute with Excellence 2004 2005e Future Target 3 20 30 $3 $20 $30 Cost-out Projects Are Generating Value

Fund the Future 2.6 3.6 ~4 ~5 Inventory Turns: Inventory (kT) Inventory Reduction Plan Future Target

Generate Growth Step One: Debottleneck System (2004-05) Step Two: Grow Sales Volumes (2006-08) Asia New Accounts New Products and Markets 2003 Sales Volume G1 Expansion Stable Ops Program Debottleneck Blank 0 324 336 376 East 324 12 40 10

Nine Months Ended September 30, 2005 Performance

First Nine Months 2005 Financial Results

2005 vs. 2004 Third Quarter Financials

2004 vs. 2005 Q1, Q2 and Q3 Comparison

Sales Revenue


$MM
300
250
200
150
100
50
0
177
202
204
261
209
269
1Q
2Q
3Q
2004
2005

Volume


Kt
120
100
80
60
40
20
0
78
73
97
96
91
104
1Q
2Q
3Q
2004
2005

Price


$/mt
3500
3000
2500
2000
1500
1000
500
0
2269
2767
2103
2719
2297
2587
1Q
2Q
3Q
2004
2005

Gross Profit per Ton (a)


$/mt
800
700
600
500
400
300
200
100
0
538
699
381
688
451
481
1Q
2Q
3Q
2004
2005

(a) Excludes the impact of the inventory step-up of $14.6M, $11.4M, $6.6M, $1.1M, $0.5M and $0.1M for the 1st Q 2004, 2nd Q 2004, 3rd Q 2004, 1st Q 2005, 2nd Q 2005 and 3rd Q 2005, respectively.

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Sufficient Debt Covenant Cushion & Liquidity Covenant Level September 2005 Actual 6.95 4 Covenant Level September 2005 Actual 2 3.58 Covenant Level 2005 Estimate 36 22 $49mm EBITDA Cushion Debt / LTM Adjusted Bank Covenant EBITDA $51mm EBITDA Cushion LTM Adjusted Bank Covenant EBITDA / Interest Expense $13-18mm Cushion Capital Expenditures ($mm) Total Liquidity ($mm) 6.95 4.00 3.58 2.0 $36 (a) $18-23 (a) Includes amount unused in 2004.

KRATON Recent Developments

Recent Developments S-4s Completed Management Team Update Supply Disruption Issues IR Latex Plant Construction in Brazil Capacity Expansion in Belpre, Ohio Price Increases Innovation

Questions

LTM EBITDA Reconciliations

LTM EBITDA Reconciliations

LTM EBITDA Reconciliations

LTM EBITDA Reconciliations

LTM EBITDA Reconciliations